EXHIBIT 10.2

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of November 1, 2021 (the “Effective Date”), by and among the entities listed on Exhibit A attached hereto (each, a “Seller” and collectively, the “Sellers”), and EGP MEDBASE REIT LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S:

A.
WHEREAS, Sellers and Purchaser (as successor by assignment from Easterly Government Properties LP, a Delaware limited partnership) entered into that certain Purchase and Sale Agreement dated as of September 30, 2021, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 12, 2021 (collectively, the “Purchase Agreement”);
B.
WHEREAS, pursuant to the Purchase Agreement, Sellers agreed to sell to Purchaser, and Purchaser agreed to buy from Sellers, the Membership Interests in the Companies set forth next to such Seller’s name on Exhibit A attached hereto; and
C.
WHEREAS, Sellers and Purchaser desire to further amend the Purchase Agreement to set forth certain agreements of the parties as more particularly set forth herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained in the Purchase Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser agree as follows:

1.
Capitalized Terms. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Purchase Agreement.
2.
Closing Date for Completed Properties. Section 5.1(a) of the Purchase Agreement is hereby amended to provide that the Closing Date with respect to the Chattanooga Property shall be no later than November 17, 2021.
3.
Reaffirmation. The parties acknowledge and agree that notwithstanding anything in the Purchase Agreement or any correspondence between the parties to the contrary, the Purchase Agreement has remained, and is, in full force and effect, and, except as expressly modified by this Amendment, Sellers and Purchaser hereby reaffirm all terms, covenants and conditions contained in the Purchase Agreement.
4.
Governing Law. THIS AMENDMENT IS PERFORMABLE IN THE STATE OF DELAWARE AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE.
5.
Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. The Purchase Agreement and counterparts to this Amendment may be executed and delivered by e-mail transmission, and for purposes of the Purchase Agreement and this Amendment signatures transmitted by e-mail shall be deemed to be original signatures.
6.
Captions. The paragraph headings of this Amendment are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

[SIGNATURES ON NEXT PAGE]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLERS:

BIRMINGHAM VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

CHATTANOOGA VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

COLUMBUS VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

CORPUS CHRISTI VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

[Signature Page to Second Amendment to Purchase and Sale Agreement]

JACKSONVILLE VA OPC MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

JOHNSON COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

LUBBOCK VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

COBB COUNTY VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

PHOENIX VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

[Signature Page to Second Amendment to Purchase and Sale Agreement]

SAN ANTONIO VA MANAGING MEMBER LLC,
a Delaware limited liability company

By: /s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Manager

[Signatures continue on following page.]

[Signature Page to Second Amendment to Purchase and Sale Agreement]

PURCHASER:

EGP MEDBASE REIT LLC,

a Delaware limited liability company

By: /s/ Andrew G. Pulliam

Name: Andrew G. Pulliam
Title: Executive Vice President

[Signature Page to Second Amendment to Purchase and Sale Agreement]

EXHIBIT A

LIST OF SELLERS, COMPANIES AND PROPERTIES

SELLER		COMPANY		PROPERTY
Birmingham VA Managing Member LLC, a Delaware limited liability company (the “Birmingham Seller”)	which owns 100% of the Membership Interests in:	Birmingham VA LLC, a Delaware limited liability company (the “Birmingham Company”)	which owns the:	Birmingham Property
Chattanooga VA Managing Member LLC, a Delaware limited liability company (the “Chattanooga Seller”)	which owns 100% of the Membership Interests in:	Chattanooga VA LLC, a Delaware limited liability company (the “Chattanooga Company”)	which owns the:	Chattanooga Property
Columbus VA Managing Member LLC, a Delaware limited liability company (the “Columbus Seller”)	which owns 100% of the Membership Interests in:	Columbus VA LLC, a Delaware limited liability company (the “Columbus Company”)	which owns the:	Columbus Property
Corpus Christi VA Managing Member LLC, a Delaware limited liability company (the “Corpus Christi Seller”)	which owns 100% of the Membership Interests in:	Corpus Christi VA LLC, a Delaware limited liability company (the “Corpus Christi Company”)	which owns the:	Corpus Christi Property
Jacksonville VA OPC Managing Member LLC, a Delaware limited liability company (the “Jacksonville Seller”)	which owns 100% of the Membership Interests in:	Jacksonville VA OPC, LLC, a Delaware limited liability company (the “Jacksonville Company”)	which owns the:	Jacksonville Property
Johnson County VA Managing Member LLC, a Delaware limited liability	which owns 100% of the Membership Interests in:	Johnson County VA LLC, a Delaware limited liability company (the “Lenexa Company”)	which owns the:	Lenexa Property

company (the “Lenexa Seller”)
Lubbock VA Managing Member LLC, a Delaware limited liability company (the “Lubbock Seller”)	which owns 100% of the Membership Interests in:	Lubbock VA LLC, a Delaware limited liability company (the “Lubbock Company”)	which owns the:	Lubbock Property
Cobb County VA Managing Member LLC, a Delaware limited liability company (the “Marietta Seller”)	which owns 100% of the Membership Interests in:	Cobb County VA LLC, a Delaware limited liability company (the “Marietta Company”)	which owns the:	Marietta Property
Phoenix VA Managing Member LLC, a Delaware limited liability company (the “Phoenix Seller”)	which owns 100% of the Membership Interests in:	Phoenix VA LLC, a Delaware limited liability company (the “Phoenix Company”)	which owns the:	Phoenix Property
San Antonio VA Managing Member LLC, a Delaware limited liability company (the “San Antonio Seller”)	which owns 100% of the Membership Interests in:	San Antonio VA LLC, a Delaware limited liability company (the “San Antonio Company”)	which owns the:	San Antonio Property